PAGE 1
--------------------------------------

Keystone High Income Bond Fund (B-4)
Seeks generous income primarily from high yield corporate bonds.


Dear Shareholder:

We are writing to report to you on the performance of Keystone High Income Bond Fund (B-4) for the six-month period which ended January 31, 1997.

Performance

Your Fund produced a total return of 7.88% for the six months and 10.24% for the twelve months which ended January 31, 1997. The Lehman Aggregate Bond Index--a broad index of U.S. corporate, government and mortgage securities--returned 4.94% for the six months and 3.25% for the twelve months. The Merrill Lynch High Yield Index returned 7.82% and 9.92% for the same six- and twelve-month periods.


     We were pleased with your Fund's progress during this six-month period. We believe two major objectives were achieved. First, the Fund outperformed its benchmark indices. Second, the price volatility of the portfolio was substantially reduced.

     We think the restructuring of the portfolio between February and May of 1996 was successful. Our primary objective was to increase the quality and liquidity of the Fund's holdings to lay the foundation for stronger and more consistent performance. To that end, we increased the number of the Fund's holdings, thereby reducing the concentration of securities, upgraded the quality of the largest holdings, and reduced the number of private placements, which tend to be less liquid, or may involve higher credit risks. The first signs of improvement in the performance were visible during our last report to you in July 1996. During the subsequent six months your Fund gathered an even stronger momentum.

Favorable market environment

High-yield bonds were the bright spot in the generally lackluster bond market during 1996. Stronger-than-expected economic growth, which hurt investment-grade corporate bonds and Treasuries, had a positive impact on the ability of the issuers of high-yield bonds to pay their debt. Bond investors, hungry for higher yields, flocked to the high-yield issues. The brisk demand drove the prices up and the yields, which move in the opposite direction, lower. Although the average difference in yield between high-yield bonds and Treasuries had narrowed during the year, the spread, which was 3.42 percentage points on December 26, 19961 was still high enough to adequately compensate the investors for the additional risk.

Portfolio well positioned for the future

We think 1997 potentially could be a good year for the high-yield market. The economy should continue to grow at a moderate rate, helping to keep inflation at bay. The growing numbers of corporate acquisitions and consolidations are bound to spur more issuance of high-yield debt and keep investor confidence at high levels.

     We think your Fund's upgraded portfolio is well aligned with this positive outlook. The Fund owns companies with strong assets and cashflows, which bodes well for their ability to make timely payments on their debt and withstand a potential economic downturn. We believe shareholders will have attractive opportunities for total return available in the high-yield market, while experiencing relatively low volatility of share prices.

------------
1 Source: The Merrill Lynch Master II Index.
                                                                     -continued-

PAGE 2
--------------------------------------

Keystone High Income Bond Fund (B-4)


Prescott B. Crocker to take over the Fund's management

We are pleased to inform you that Senior Vice President and group leader of the High Yield Bond Team Prescott B. Crocker took the Fund's helm effective March 1, 1997. Richard Cryan, who successfully restructured the portfolio and strengthened the Fund's performance during the past fiscal year, is moving on to manage Evergreen Keystone's institutional assets.

     The new portfolio manager brings more than 25 years' experience and an impressive track record managing fixed-income assets. More information about Mr. Crocker and a brief interview about his investment philosophy and outlook follows this letter.


Keystone acquired by First Union Corporation

On another note, we are pleased to inform you that Keystone has been acquired by First Union Corporation. First Union, based in Charlotte, N.C., is the nation's sixth largest bank holding company with assets of approximately $130 billion. Keystone Investment Management Company will continue to be the investment adviser, responsible for managing your Fund's portfolio. First Union also owns another mutual fund management company, Evergreen Asset Management Corp. Together, Evergreen and Keystone oversee approximately $30 billion in assets. Some services will now be provided under the "Evergreen Keystone Funds" umbrella.

     We believe the partnership between Evergreen and Keystone will strengthen our ability to offer you outstanding investment management services.

     We appreciate your continued support of Keystone funds. As always, we welcome your questions and comments.

Sincerely,

[Signature of Albert H. Elfner, III]
Albert H. Elfner, III
Chairman
[Picture of Albert H. Elfner, III]

[Signature of George S. Bissell]
George S. Bissell
Chairman of the Board
Keystone Funds
[Picture of George S. Bissell]

March 1997

PAGE 3
--------------------------------------------------------------------

                               A Discussion With
                               Your Fund Manager

[Picture of Prescott Crocker]


Senior Vice President and Head of the High Yield Bond Team Prescott Crocker is portfolio manager of Keystone High Income Bond Fund (B-4). A Chartered Financial Analyst, Mr. Crocker has 25 years of senior-level investment experience. He is a graduate of Harvard College and holds an M.B.A. in international finance from Harvard Business School.

Q  How would you describe your investment style and philosophy?

A I started my career in the financial industry as a banker. In that environment I looked at companies not as a buyer but rather a lender. Having come from that broader perspective, as a high yield manager, I always try to understand how I am going to get my money back.

   I value working with a team. I interact with the people by asking them the "what ifs" of the future in their areas. What can happen in the future to affect this credit? To what extent is the market understanding or even perceiving these possibilities?

Q  What are the key factors in your selection process?

A There are three elements that we consider of greatest value in selecting securities. The first is the quality of the management. We believe the most reliable indication of the management's commitment to the business is a high equity stake in the company. The degree of the management's experience and understanding of the business is also an important factor.

   The second element of key importance in our analysis is the value of assets. We closely follow stock valuations, so that when we analyze the quality and the future potential of the issuers under consideration, we can derive our own assessment of the level of risk in that debt. This process is similar to that of a bank evaluating the value of a house in order to determine the extent of the loan. If the loan is perceived to be risky, the amount of the loan will be lower than it would be for a higher-quality loan.

   The third element is cashflow. We try to be forward looking, to have an understanding of how margins might change and how cashflows might develop. Consequently, we generally invest in companies that have tangible assets and real cashflows rather than in start-up companies.

Q  How do you ensure diversification and quality of the portfolio?


A We want to keep our average holding at approxi mately 1% of total net assets to prevent any one investment from having too much of an impact on the overall portfolio. We participate in a broad base of industries, although there are some we are avoiding, such as restaurants, or underweighting, such as retail and steel. Otherwise, we seek to be no more than 30% overweighted relative to index averages per industry. Currently, we are overweighted in energy and cable communications and we feel that both of these are defensive industries in that their strong and growing cashflows will support prices in good markets as well as bad.

   We have a gifted staff of analysts who seek to obtain first-hand knowledge of each company they

PAGE 4
--------------------------------------------------------------------

Keystone High Income Bond Fund (B-4)

follow for the Fund. The extent of knowledge and experience of Keystone's analysts helps to ensure the quality of our holdings.

Q  What is your outlook for the high-yield market?

A High-yield bonds have been a top-performing asset class in the fixed-income market, largely due to a relatively strong economy and the accompanying stock bull market. As the stock market raised asset values, it has made high-yield lending less risky and thus improved loan-to-value relationships. Revlon is a good illustration. During the same time that Revlon's stock went from $15 to $40, the company's bonds increased from 5 to 100 percent of par value.

   There seems to be enough liquidity in our economy and banking system to provide a good basis for corporate profitability. Corporate health has never been better, as measured by the declining numbers of defaults and the growing numbers of bond upgrades versus downgrades. Given our expectation that stable economic growth will continue, we think that the high-yield market can provide attractive relative returns to investors going forward.

Q  What should investors reasonably expect from the Fund over the long-term?

A Traditionally, high yield bonds have provided about twice the return of money market instruments with about half the volatility of a 10-year government bond.2 We expect that in 1997, the portfolio should provide returns in line with that trend.

   Looking long-term, I think the Fund is well positioned to meet its objective of providing generous income. I have been in this industry for many years and have had the good fortune of building a track record of consistently above-average results. So, while there are no guarantees about the future, I think that my experience, combined with the expertise of Keystone investment analysts, provides a good basis for expecting to see above-average long-term returns.
                                       -
          This column is intended to answer questions about your Fund.
        If you have a question you would like answered, please write to:
                    Keystone Investment Distributors, Inc.,
                 Attn: Shareholder Communications, 22nd Floor,
             200 Berkeley Street, Boston, Massachusetts 02116-5034.

-------------------------
2 Keystone Investment Management Company's research.

PAGE 5
--------------------------------------
Your Fund's Performance

Growth of an investment in
Keystone High Income Bond Fund (B-4)

In Thousands

                          1/87    1/88     1/89     1/90     1/91      1/92
Initial Investment        10000  8513.01   8376.7  6468.4   4324.66   5600.99
Reinvested Distributions  10000  9544.54  10626.2  9441.92  7557.61  11372.3

                           1/93     1/94     1/95     1/96     1/97
Initial Investment        5836.43  6716.23  5229.24  5192.07  5266.42
Reinvested Distributions  13201.1  16727.5  14227.7  15774.1  17389.5

A $10,000 investment in Keystone High Income Bond (B-4) made on
January 31, 1987 with all distributions reinvested was worth $17,390 on January 31, 1997. Past performance is no guarantee of future results.


Six-Month Performance   as of January 31, 1997
----------------------------------------------

Total return*                           7.88%
Net asset value         7/31/96         $4.10
                        1/31/97         $4.25
Dividends                               $0.17
Capital gains                           None

*Before deduction of contingent deferred sales charge (CDSC).

Historical Record as of January 31, 1997
----------------------------------------------

                                If you       If you did
Cumulative total return       redeemed       not redeem
1-year                           7.24%         10.24%
5-year                          52.91%         52.91%
10-year                         73.90%         73.90%
Average annual total return
1-year                           7.24%         10.24%
5-year                           8.86%          8.86%
10-year                          5.69%          5.69%

The "If you redeemed" returns reflect the deduction of the 3% contingent deferred sales charge (CDSC) for those investors who bought and sold Fund shares after one calendar year. Investors who retained their fund investment earned the returns reported in the second column of the table.

   The investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost.

   You may exchange shares for another Keystone fund by phone or in writing. You may also exchange funds through Keystone's Automated Response Line (KARL). The Fund reserves the right to change or terminate the exchange offer.

PAGE 6
--------------------------------------------------------------------
Keystone High Income Bond Fund (B-4)

                                  Glossary of
                               Mutual Fund Terms

     MUTUAL FUND--A company which combines the investment money of many people whose financial goals are similar, and invests that money in a variety of securities. A mutual fund allows the smaller investor the benefits of diversification, professional management and constant supervision usually available only to large investors.

     PORTFOLIO MANAGER--An investment professional who is responsible for managing a portfolio's assets prudently and making appropriate investment decisions, such as which securities to buy, hold and sell, based on the investment objectives of the portfolio.

     STOCK--Equity or ownership interest in a corporation, which represents a claim on the corporation's assets and earnings.

     BOND--Security issued by a government or corporation to those from whom it has borrowed money. A bond usually promises to pay interest income to the bondholder at regular intervals and to repay the entire amount borrowed at maturity date.

     CONVERTIBLE SECURITY--A corporate security (usually preferred stock or bonds) that is exchangeable for a set number of another security type (usually common stocks) at a pre-stated price.

     MONEY MARKET FUND--A mutual fund whose assets are invested in a diversified portfolio of short- term securities, including commercial paper, bankers' acceptances, certificates of deposit and other short-term instruments. The fund pays income which can fluctuate daily. Liquidity and safety of principal are primary objectives.

     NET ASSET VALUE (NAV) PER SHARE--The value of one share of a mutual fund. The NAV per share is determined by subtracting a fund's total liabilities from its total assets, and dividing that amount by the number of fund shares outstanding.

     DIVIDEND--A per share distribution of the income earned from the fund's portfolio holdings. When a dividend distribution is made, the fund's net asset value drops by the amount of the distribution because the distribution is no longer considered part of the fund's assets.

     CAPITAL GAIN--The profit from the sale of securities, less any losses. Capital gains are paid to fund shareholders on a per share basis. When a capital gain distribution is made, the fund's net asset value drops by the amount of the distribution because the distribution is no longer considered part of the fund's assets.

     YIELD--The annualized rate of income as measured against the current net asset value of fund shares.

     TOTAL RETURN--The change in value of a fund investment over a specified period of time, taking into account the change in a fund's market price and the reinvestment of all fund distributions.

     SHORT-TERM--An investment with a maturity of one year or less.

     LONG-TERM--An investment with a maturity of greater than one year.

     AVERAGE MATURITY--The average number of days until the notes, drafts, acceptances, bonds or other debt instruments in a portfolio become due and payable.

     OFFERING PRICE--The offering price of a share of a mutual fund is the price at which the share is sold to the public.

PAGE 7
--------------------------------------



SCHEDULE OF INVESTMENTS--January 31, 1997
(Unaudited)


                                                                              Interest    Maturity       Par          Market
                                                                                Rate        Date        Value          Value
                                                                              ---------- ----------- ------------- --------------
FIXED INCOME (88.6%)
INDUSTRIAL BONDS & NOTES (86.5%)
AEROSPACE (4.1%)
 Airplanes Pass Thru Trust                      Bond (Subord.)                 10.875%    2019        $4,000,000    $  4,436,400
 BE Aerospace, Incorporated                     Sr. Notes (Subord.)             9.875     2006         3,000,000       3,135,000
 CHC Helicopter Corporation                     Sr. Notes (Subord.)            11.500     2002         2,500,000       2,593,750
 Continental Airlines, Incorporated (b)         Sr. Equip. Trust Cert.         16.000     1999           932,845         932,845
 Greenwhich Air Services, Incorporated          Sr. Notes                      10.500     2006         2,725,000       2,915,750
 Moog, Incorporated (g)                         Sr. Notes (Subord.)            10.000     2006         3,500,000       3,675,000
 Sequa Corporation                              Sr. Notes                       9.375     2003         3,000,000       3,060,000
 UNC, Incorporated (g)                          Sr. Notes (Subord.)            11.000     2006         2,500,000       2,675,000
---------------------------------------------  -----------------------------  --------   ------       -----------   -------------
                                                                                                                      23,423,745
                                                                                                                    -------------
BROADCASTING (6.3%)
 Ackerly Communications, Incorporated           Sr. Notes                      10.750     2003         3,850,000       4,081,000
 Benedek Communications Corporation
 (Eff. Yield 11.79%) (c)                        Sr. Disc. Notes                 0.000     2006         7,000,000       4,252,500
 EZ Communications, Incorporated                Sr. Notes (Subord.)             9.750     2005         3,000,000       3,105,000
 K-III Communications Corporation (g)           Sr. Notes                       8.500     2006         3,325,000       3,275,125
 Nextel Communications, Incorporated
 (Eff. Yield 11.12%) (c)                        Sr. Disc. Notes                 0.000     2004         2,000,000       1,410,000
 Park Broadcasting, Incorporated (g)            Sr. Notes                      11.750     2004         3,687,000       4,461,270
 Paxson Communications Corporation              Sr. Notes (Subord.)            11.625     2002         5,000,000       5,250,000
 SFX Broadcasting, Incorporated (g)             Sr. Notes (Subord.)            10.750     2006         5,000,000       5,300,000
 Sinclair Broadcast Group, Incorporated         Sr. Notes (Subord.)            10.000     2005         5,000,000       5,125,000
---------------------------------------------  -----------------------------  --------   ------       -----------   -------------
                                                                                                                      36,259,895
                                                                                                                    -------------
CABLE/OTHER VIDEO DISTRIBUTION (9.9%)
 Adelphia Communications Corporation            Sr. Notes                      12.500     2002         1,765,000       1,809,125
 Cablevision Systems Corporation                Sr. Deb. (Subord.)              9.875     2013         2,800,000       2,744,000
 Cablevision Systems Corporation                Sr. Deb. (Subord.)             10.500     2016         2,700,000       2,781,000
 Charter Communications, South Eastern
 Capital Limited Partnership (g)                Sr. Notes                      11.250     2006         5,000,000       5,300,000
 Comcast Corporation                            Sr. Deb. (Subord.)             10.625     2012         2,500,000       2,762,500
 Diamond Cable Communications Company
 (Eff. Yield 11.57%) (c)                        Sr. Disc. Notes                 0.000     2004         6,000,000       4,860,000
 Frontiervision                                 Sr. Notes (Subord.)            11.000     2006         2,250,000       2,317,500
 Fundy Cable Limited                            Sr. Notes                      11.000     2005         4,825,000       5,114,500
 Lenfest Communications, Incorporated           Sr. Notes                      10.500     2006         5,000,000       5,300,000
 Marcus Cable Operations Limited Partnership
 (Eff. Yield 12.06%) (c)                        Sr. Disc. Notes (Subord.)       0.000     2004         6,000,000       4,950,000
 People's Choice T.V. Corporation
 (Eff. Yield 12.47%) (c)                        Unit (Sr. Disc. Notes/Wts.)     0.000     2004         6,000,000       2,400,000

(continued on next page)

PAGE 8
--------------------------------------
Keystone High Income Bond Fund (B-4)


SCHEDULE OF INVESTMENTS--January 31, 1997
(Unaudited)



CABLE/OTHER VIDEO DISTRIBUTION (continued)
 Rogers Cablesystems Limited                      Sr. Notes
 Telewest Communications PLC
 (Eff. Yield 9.86%) (c)                           Sr. Disc. Deb.
 Videotron Group Limited                          Deb. (Subord.) Voting Conv.
 Videotron Holdings PLC (Eff. Yield 9.70%) (c)    Sr. Disc. Notes
-----------------------------------------------  -----------------------------
CHEMICALS (4.4%)
 Astor Corporation (g)                            Sr. Notes (Subord.)
 Freedom Chemicals, Incorporated (g)              Sr. Notes (Subord.)
 ISP Holdings, Incorporated (g)                   Sr. Notes
 Lanesborough Corporation                         Sr. Secd. Notes
 NL Industries, Incorporated                      Sr. Notes
 Rexene Corporation                               Sr. Notes
 Scotts Company                                   Sr. Notes (Subord.)
 Sifto Canada, Incorporated                       Sr. Notes
 Texas Petrochemical Corporation (g)              Sr. Notes (Subord.)
-----------------------------------------------  -----------------------------
CONSUMER (3.6%)
 Dominion Textile USA                             Sr. Notes
 Exide Corporation                                Sr. Notes
 Harvard Industries, Incorporated                 Sr. Notes
 International Semi-Tech Electronics,
 Incorporated (Eff. Yield 11.96%) (c)             Sr. Disc. Notes
 Revlon Consumer Products Corporation (g)         Sr. Notes (Subord.)
 Revlon Worldwide Corporation
 (Eff. Yield 13.00%) (c)                          Sr. Disc. Notes
-----------------------------------------------  -----------------------------
DIVERSIFIED MEDIA (2.6%)
 Affinity Group, Incorporated                     Sr. Notes (Subord.)
 Cinemark USA, Incorporated                       Sr. Notes (Subord.)
 Lamar Advertising Company                        Sr. Secd. Notes
 Viacom, Incorporated                             Deb. (Subord.) Exchangeable
-----------------------------------------------  -----------------------------
ENERGY (10.5%)
 Clark USA, Incorporated                          Sr. Notes
 Cliffs Drilling (g)                              Sr. Notes
 Crown Central Petroleum Corporation              Sr. Notes
 Dual Drilling Company                            Sr. Notes (Subord.)
 Falcon Drilling                                  Sr. Notes


                                                 Interest    Maturity       Par          Market
                                                   Rate        Date        Value          Value
                                                 ---------- ----------- ------------- --------------
CABLE/OTHER VIDEO DISTRIBUTION (continued)
 Rogers Cablesystems Limited                       10.000%   2005        $5,000,000    $  5,275,000
 Telewest Communications PLC
 (Eff. Yield 9.86%) (c)                             0.000    2007         7,000,000       4,795,000
 Videotron Group Limited                           10.625    2005         1,000,000       1,110,000
 Videotron Holdings PLC (Eff. Yield 9.70%) (c)      0.000    2005         7,000,000       5,530,000
-----------------------------------------------  --------   ------       -----------   -------------
                                                                                         57,048,625
                                                                                       -------------
CHEMICALS (4.4%)
 Astor Corporation (g)                             10.500    2006         3,750,000       3,909,375
 Freedom Chemicals, Incorporated (g)               10.625    2006         2,250,000       2,379,375
 ISP Holdings, Incorporated (g)                     9.750    2002         4,816,000       4,936,400
 Lanesborough Corporation                          10.000    2000         1,500,000       1,200,000
 NL Industries, Incorporated                       11.750    2003         1,500,000       1,582,500
 Rexene Corporation                                11.750    2004         3,375,000       3,788,437
 Scotts Company                                     9.875    2004         3,000,000       3,135,000
 Sifto Canada, Incorporated                         8.500    2000         3,000,000       2,970,000
 Texas Petrochemical Corporation (g)               11.125    2006         1,250,000       1,343,750
-----------------------------------------------  --------   ------       -----------   -------------
                                                                                         25,244,837
                                                                                       -------------
CONSUMER (3.6%)
 Dominion Textile USA                               9.250    2006         4,075,000       4,156,500
 Exide Corporation                                 10.000    2005         4,500,000       4,651,875
 Harvard Industries, Incorporated                  11.125    2005         5,000,000       3,800,000
 International Semi-Tech Electronics,
 Incorporated (Eff. Yield 11.96%) (c)               0.000    2003         5,250,000       3,097,500
 Revlon Consumer Products Corporation (g)          11.000    2003         2,750,000       2,901,250
 Revlon Worldwide Corporation
 (Eff. Yield 13.00%) (c)                            0.000    1998         2,275,000       2,047,500
-----------------------------------------------  --------   ------       -----------   -------------
                                                                                         20,654,625
                                                                                       -------------
DIVERSIFIED MEDIA (2.6%)
 Affinity Group, Incorporated                      11.500    2003         5,000,000       5,200,000
 Cinemark USA, Incorporated                         9.625    2008         5,000,000       5,087,500
 Lamar Advertising Company                          9.625    2006         2,200,000       2,249,500
 Viacom, Incorporated                               8.000    2006         2,735,000       2,652,950
-----------------------------------------------  --------   ------       -----------   -------------
                                                                                         15,189,950
                                                                                       -------------
ENERGY (10.5%)
 Clark USA, Incorporated                           10.875    2005         5,000,000       5,050,000
 Cliffs Drilling (g)                               10.250    2003         1,650,000       1,773,750
 Crown Central Petroleum Corporation               10.875    2005         5,000,000       5,112,500
 Dual Drilling Company                              9.875    2004         4,550,000       4,914,000
 Falcon Drilling                                    8.875    2003         5,000,000       5,225,000

PAGE 9
--------------------------------------
SCHEDULE OF INVESTMENTS--January 31, 1997
(Unaudited)


                                                                           Interest    Maturity       Par          Market
                                                                             Rate        Date        Value          Value
                                                                           ---------- ----------- ------------- --------------
ENERGY (continued)
 Ferrellgas Partners Limited Partnership (g)    Sr. Notes                    9.375%    2006        $4,850,000    $  4,904,562
 Gerrity Oil & Gas Corporation                  Sr. Notes (Subord.)         11.750     2004         2,400,000       2,616,000
 Gulf Canada Resources Limited                  Sr. Notes (Subord.)          9.250     2004         2,000,000       2,115,000
 HS Resources, Incorporated (g)                 Sr. Notes (Subord.)          9.250     2006         2,450,000       2,499,000
 Maxus Energy Corporation                       Notes                        9.375     2003           850,000         886,125
 Mesa Operating Company                         Sr. Notes (Subord.)         10.625     2006         3,500,000       3,788,750
 National Energy Group, Incorporated (g)        Sr. Notes                   10.750     2006         4,000,000       4,280,000
 Nuevo Energy Company                           Sr. Notes (Subord.)          9.500     2006         3,000,000       3,165,000
 Parker Drilling Company (g)                    Gtd. Deb.                    9.750     2006         2,500,000       2,637,500
 Plains Resources, Incorporated (g)             Sr. Notes (Subord.)         10.250     2006         2,500,000       2,700,000
 Seagull Energy Corporation                     Sr. Notes (Subord.)          8.625     2005         4,000,000       4,060,000
 TransTexas Gas Corporation                     Sr. Notes                   11.500     2002         1,500,000       1,646,250
 Vintage Petroleum, Incorporated                Sr. Notes (Subord.)          9.000     2005         2,750,000       2,825,625
---------------------------------------------  --------------------------  -------    ------       -----------   -------------
                                                                                                                   60,199,062
                                                                                                                 -------------
FINANCIAL (3.2%)
 Chartwell Reinsurance Holdings Corporation     Sr. Notes                   10.250     2004         3,575,000       3,865,469
 Conseco, Incorporated                          Sr. Notes                   10.500     2004         3,750,000       4,423,687
 First Nationwide Parent Holdings               Sr. Notes (Exchangeable)    12.500     2003         4,200,000       4,683,000
 Reliance Group Holdings, Incorporated          Sr. Deb. (Subord.)           9.750     2003         5,000,000       5,250,000
---------------------------------------------  --------------------------  -------    ------       -----------   -------------
                                                                                                                   18,222,156
                                                                                                                 -------------
FOODS/TOBACCO/BEVERAGES (4.6%)
 Chiquita Brands International, Incorporated    Sr. Notes                   10.250     2006         5,000,000       5,250,000
 Cott Corporation                               Sr. Notes                    9.375     2005         3,500,000       3,605,000
 Eagle Food Centers, Incorporated               Sr. Notes                    8.625     2000         4,000,000       3,870,000
 Iowa Select Farms (Eff. Yield 15.26%)
  (8/02/94--$5,923,869) (b) (c) (e)             Sr. Disc. Notes              0.000     2004        11,450,000       7,377,235
 Ralphs Grocery Company                         Sr. Notes                   10.450     2004         1,100,000       1,157,750
 TLC Beatrice International Holdings,
  Incorporated                                  Sr. Notes                   11.500     2005         5,000,000       5,275,000
---------------------------------------------  --------------------------  -------    ------       -----------   -------------
                                                                                                                   26,534,985
                                                                                                                 -------------
FOREST PRODUCTS/CONTAINERS (5.9%)
 Asia Pulp and Paper International
  Finance Company                               Secd. Notes                 11.750     2005         5,000,000       5,431,250
 Buckeye Cellulose Corporation                  Sr. Notes (Subord.)          8.500     2005         2,500,000       2,512,500
 Buckeye Cellulose Corporation                  Sr. Notes (Subord.)          9.250     2008         2,500,000       2,587,500
 Container Corporation of America               Sr. Notes                   11.250     2004         3,000,000       3,270,000
 Four M Corporation (g)                         Sr. Notes                   12.000     2006         2,000,000       2,100,000
 Iron Mountain, Incorporated                    Sr. Notes (Subord.)         10.125     2006         2,000,000       2,120,000
 Owens-Illinois, Incorporated                   Sr. Notes (Subord.)         10.500     2002         2,700,000       2,855,250
 Packaging Resources, Incorporated (g)          Sr. Notes (Subord.)         11.625     2003         2,000,000       2,100,000

(continued on next page)

PAGE 10
--------------------------------------
Keystone High Income Bond Fund (B-4)


SCHEDULE OF INVESTMENTS--January 31, 1997
(Unaudited)


                                                                          Interest    Maturity       Par          Market
                                                                            Rate        Date        Value          Value
                                                                          ---------- ----------- ------------- --------------
FOREST PRODUCTS/CONTAINERS (continued)
 Printpack, Incorporated (g)                   Sr. Notes (Subord.)         10.625%    2006        $3,150,000    $  3,307,500
 Riverwood International Corporation           Sr. Notes                   10.875     2008         2,000,000       1,730,000
 Tembec Finance Corporation                    Sr. Notes                    9.875     2005         5,500,000       5,238,750
 U.S. Can Corporation (g)                      Sr. Notes (Subord.)         10.125     2006           750,000         787,500
--------------------------------------------  --------------------------  --------   ------       -----------   -------------
                                                                                                                  34,040,250
                                                                                                                -------------
GAMING (7.6%)
 California Hotel Finance Corporation          Liquid Real Estate Trust    11.000     2002         5,000,000       5,237,500
 Casino America, Incorporated                  Sr. Notes                   12.500     2003         4,250,000       4,186,250
 Grand Palais Casino, Incorporated
  (8/15/94-$7,750,000) (a) (b) (d)             Sr. Secd. PIK Notes         18.250     1997         8,571,123              86
 HMH Properties, Incorporated                  Sr. Notes                    9.500     2005         5,000,000       5,212,500
 Livingwell, Incorporated (a)(b)(d)            Sr. Deb. (Subord.)          13.125     2001         2,000,000              20
 Lodgenet Entertainment Corporation (g)        Sr. Notes                   10.250     2006         4,500,000       4,494,375
 Prime Hospitality Corporation                 1st Mtg. Notes               9.250     2006         2,500,000       2,525,000
 Showboat, Incorporated                        Sr. Notes (Subord.)         13.000     2009         5,000,000       5,737,500
 Six Flags Theme Parks, Incorporated           Sr. Notes (Subord.)         12.250     2005         2,150,000       2,058,625
 Starcraft Corporation (a) (b) (d)             Notes (Subord.)             16.500     1998         6,925,000         138,500
 Station Casinos, Incorporated                 Sr. Notes (Subord.)         10.125     2006         5,000,000       5,125,000
 Trump Atlantic City Associates                1st Mtg. Notes              11.250     2006         5,000,000       4,825,000
 Wyndham Hotel Corporation                     Sr. Notes (Subord.)         10.500     2006         4,000,000       4,240,000
--------------------------------------------  --------------------------  --------   ------       -----------   -------------
                                                                                                                  43,780,356
                                                                                                                -------------
HEALTHCARE (2.2%)
 Genesis Health                                Sr. Notes (Subord.)          9.750     2005         4,000,000       4,200,000
 Regency Health Services, Incorporated         Sr. Notes (Subord.)          9.875     2002         5,000,000       5,100,000
 Universal Health Services, Incorporated       Sr. Notes                    8.750     2005         3,200,000       3,272,000
--------------------------------------------  --------------------------  --------   ------       -----------   -------------
                                                                                                                  12,572,000
                                                                                                                -------------
HOUSING (1.7%)
 Continental Homes Holding Corporation         Sr. Notes                   10.000     2006         5,000,000       5,162,500
 Schuller International Group, Incorporated    Sr. Notes                   10.875     2004         4,025,000       4,447,625
--------------------------------------------  --------------------------  --------   ------       -----------   -------------
                                                                                                                   9,610,125
                                                                                                                -------------
MANUFACTURING (3.6%)
 AAF McQuay, Incorporated                      Sr. Notes                    8.875     2003         4,000,000       3,955,000
 Chatwins Group, Incorporated                  Sr. Notes                   13.000     2003         4,000,000       3,760,000
 Hayes Wheels International, Incorporated      Sr. Notes (Subord.)         11.000     2006         2,500,000       2,737,500
 JPS Automotive Products Corporation           Sr. Notes                   11.125     2001         2,000,000       2,160,000
 Mark IV Industries, Incorporated              Sr. Notes (Subord.)          7.750     2006         5,000,000       4,893,750
 Motors and Gears, Incorporated (g)            Sr. Notes                   10.750     2006         3,000,000       3,075,000
--------------------------------------------  --------------------------  --------   ------       -----------   -------------
                                                                                                                  20,581,250
                                                                                                                -------------

PAGE 11
--------------------------------------



SCHEDULE OF INVESTMENTS--January 31, 1997
(Unaudited)


                                                                              Interest    Maturity       Par          Market
                                                                                Rate        Date        Value          Value
                                                                              ---------- ----------- ------------- --------------
METALS/MINERALS (3.1%)
 AK Steel Corporation                           Sr. Notes                      10.750%    2004        $5,000,000    $  5,425,000
 Bethlehem Steel Corporation                    Sr. Notes                      10.375     2003         5,000,000       5,300,000
 Commonwealth Aluminum Corporation              Sr. Notes (Subord.)            10.750     2006         4,750,000       4,963,750
 Jorgensen Earle                                Sr. Notes                      10.750     2000         2,000,000       2,030,000
---------------------------------------------  -----------------------------  --------   ------       -----------   -------------
                                                                                                                      17,718,750
                                                                                                                    -------------
RETAIL (4.1%)
 Cole National Group, Incorporated              Sr. Notes                      11.250     2001         4,000,000       4,420,000
 Finlay Enterprises (Eff. Yield 9.12%) (c)      Sr. Disc. Deb.                  0.000     2005         2,000,000       1,800,000
 Finlay Fine Jewelry Corporation                Sr. Notes                      10.625     2003         5,000,000       5,300,000
 Hills Stores Company (g)                       Sr. Notes                      12.500     2003         4,000,000       2,960,000
 Michaels Stores, Incorporated                  Sr. Notes                      10.875     2006         1,625,000       1,600,625
 Pamida, Incorporated                           Sr. Notes (Subord.)            11.750     2003         3,000,000       2,520,000
 Service Merchandise Company                    Sr. Deb. (Subord.)              9.000     2004         3,750,000       2,812,500
 Southland Corporation                          Sr. Deb. (Subord.)              5.000     2003         2,500,000       2,050,000
---------------------------------------------  -----------------------------  --------   ------       -----------   -------------
                                                                                                                      23,463,125
                                                                                                                    -------------
TECHNOLOGY (0.2%)
 Webb (Del E.) Corporation                      Sr. Notes (Subord.)             9.750     2008         1,500,000       1,518,750
---------------------------------------------  -----------------------------  --------   ------       -----------   -------------
TELECOMMUNICATIONS (2.8%)
 Bell Cablemedia PLC (Eff. Yield 10.67%) (c)    Sr. Disc. Notes                 0.000     2005         6,675,000       5,323,312
 Dial Call Communications, Incorporated
  (Eff. Yield 10.55%) (c)                       Sr. Disc. Notes                 0.000     2005         1,000,000         715,000
 Dial Call Communications, Incorporated
  (Eff. Yield 12.59%) (c)                       Sr. Disc. Notes                 0.000     2004         3,000,000       2,265,000
 MFS Communication (Eff. Yield 8.49%) (c)       Sr. Disc. Notes                 0.000     2004         6,000,000       5,235,000
 Teleport Communications Group                  Sr. Notes                       9.875     2006         2,175,000       2,300,062
---------------------------------------------  -----------------------------  --------   ------       -----------   -------------
                                                                                                                      15,838,374
                                                                                                                    -------------
TRANSPORTATION (0.4%)
 Eletson Holdings, Incorporated                 1st Pfd. Mtg. Notes             9.250     2003         2,500,000       2,506,250
---------------------------------------------  -----------------------------  --------   ------       -----------   -------------
WIRELESS COMMUNICATIONS (5.7%)
 Centennial Cellular Corporation                Sr. Notes                       8.875     2001         5,000,000       4,900,000
 Comcast Cellular Corporation
  (Eff. Yield 13.42%) (c)                       Part. Disc. Notes               0.000     2000         7,000,000       5,040,000
 Heartland Wireless Communications,
  Incorporated                                  Sr. Notes                      13.000     2003         1,425,000       1,396,500
 Heartland Wireless Communications,
  Incorporated (g)                              Sr. Notes                      14.000     2004         3,000,000       3,112,500
 Mobile Telecommunication Technology            Sr. Notes                      13.500     2002           650,000         637,000
 Pagemart Nationwide, Incorporated
  (Eff. Yield 10.80%) (c)                       Unit (Sr. Disc. Notes/Wts.)     0.000     2005         6,980,000       4,886,000

(continued on next page)

PAGE 12
--------------------------------------
Keystone High Income Bond Fund (B-4)


SCHEDULE OF INVESTMENTS--January 31, 1997
(Unaudited)


                                                                           Interest    Maturity       Par         Market
                                                                             Rate        Date        Value         Value
                                                                           ---------- ----------- ------------- ------------
WIRELESS COMMUNICATIONS (continued)
 Pricecellular Wireless Corporation
  (Eff. Yield 10.64%) (c)                         Sr. Disc. Notes            0.000%    2003        $5,750,000    $ 5,031,250
 Rogers Cantel                                    Sr. Deb.                   9.375     2008         2,500,000      2,600,000
 Vanguard Cellular Systems, Incorporated          Deb.                       9.375     2006         5,000,000      5,037,500
-----------------------------------------------  ------------------------  -------    ------       -----------   ------------
                                                                                                                  32,640,750
                                                                                                                 ------------
TOTAL INDUSTRIAL BONDS & NOTES (Cost--$496,848,036)                                                              497,047,860
---------------------------------------------------------------------------------------------------------------  ------------
FOREIGN BONDS (U.S. DOLLARS) (2.1%)
 Intermedia Capital Partners (g)                  Sr. Notes                 11.250     2006         5,000,000      5,275,000
 Tansportacion Maritima Mexicana                  Sr. Notes                 10.000     2006         3,000,000      3,022,500
 Yacimientos Petroliferos Fiscales S.A. (YPF)     Notes                      8.000     2004         3,750,000      3,637,500
-----------------------------------------------  ------------------------  -------    ------       -----------   ------------
TOTAL FOREIGN BONDS (U.S. DOLLARS) (Cost--$11,446,802)                                                            11,935,000
---------------------------------------------------------------------------------------------------------------  ------------
TOTAL FIXED INCOME (Cost $508,294,838)                                                                           508,982,860
---------------------------------------------------------------------------------------------------------------  ------------
---------------------------------------------------------------------------------------------------------------  ------------

                                                                                                     Shares
                                                                                                      --------
COMMON STOCKS/WARRANTS (1.2%)
 Casino America, Incorporated (d)                                                                     254,790        708,635
 Casino America, Incorporated, wts. (d)                                                                47,778            478
 Chatwins Group, Incorporated, wts. (b) (d)                                                             9,500          9,500
 CHC Helicopter Corporation, wts. (d)                                                                  76,000         38,000
 Colorado Gaming and Entertainment Company (d)                                                        410,062      1,845,279
 Grand Palais Casinos, Incorporated, Series A, wts. (8/15/94--$2,507) (a) (b) (d)                     250,735            251
 Grand Palais Casinos, Incorporated, Series B, wts. (8/15/94--$1,368) (a) (b) (d)                     136,765            137
 Grand Palais Casinos, Incorporated, Series C, wts. (8/15/94--$12,080) (a) (b) (d)                  1,208,088          1,208
 Grand Palais Casinos, Incorporated, Series D, wts. (8/15/94--$680,643) (a) (b) (d)                   680,643            681
 Grand Palais Casinos, Incorporated, Ltd. Liab. Int. (8/15/94--$0) (a) (b) (d)                        931,379            931
 Iowa Select Farms, wts. (2/04/94--$2,420,481) (b) (d) (e)                                            298,530        298,530
 Lanesborough Corporation (b) (d)                                                                       2,056             21
 Nextel Communications, Incorporated, wts. (d)                                                          9,510             95
 PM Holdings Corporation (d)                                                                            2,964              3
 Specialty Equipment Cos., Incorporated (d)                                                           300,000      4,087,500
 Specialty Foods Acquisition Corporation (d)                                                          131,250         32,813
-------------------------------------------------------------------------------------              -----------   ------------
TOTAL COMMON STOCKS/WARRANTS (Cost--$8,451,726)                                                                    7,024,062
---------------------------------------------------------------------------------------------------------------  ------------
---------------------------------------------------------------------------------------------------------------  ------------
PREFERRED STOCK (2.4%)
 Ampex Corporation (Cost--$23,987,332) (b) (d)                                                         24,562     13,509,100
-------------------------------------------------------------------------------------              -----------   ------------
MISCELLANEOUS INVESTMENT (0.0%)
 Gold River Hotel and Casino Corporation
  (Cost--$424,084) (b) (d)                        Liquidating R.E. Trust                           10,775,000        107,750
-----------------------------------------------  ------------------------                          -----------   ------------

PAGE 13
--------------------------------------



SCHEDULE OF INVESTMENTS--January 31, 1997
(Unaudited)


                                                          Interest     Maturity       Maturity         Market
                                                           Rate         Date           Value            Value
                                                         ----------   -----------   --------------   --------------
REPURCHASE AGREEMENT (4.9%) (Cost--$28,022,000)
 Keystone Joint Repurchase Agreement
  (Investments in repurchase agreements, in a
   joint trading account, purchased 1/31/97) (f)          5.580%       02/03/97      $28,035,030      $28,022,000
-----------------------------------------------          --------     ----------    ------------      ------------
TOTAL INVESTMENTS (Cost--$569,179,980)                                                                557,645,772
OTHER ASSETS AND LIABILITIES--NET (2.9%)                                                               16,825,212
----------------------------------------------------------------------------------------------------  ------------
NET ASSETS (100.0%)                                                                                   $574,470,984
----------------------------------------------------------------------------------------------------  ------------
----------------------------------------------------------------------------------------------------  ------------

(a) Securities which have defaulted on payment of interest and/or principal. The Fund has stopped accruing income on those so identified. At January 31, 1997, the face value of these securities was $141,814 (0.02% of the Fund's net asset value).


(b) All or a portion of these securities are either (1) restricted (i.e., securities which may not be publicly sold without registration under the Federal Securities Act of 1933) or (2) illiquid securities, and are valued using market quotations where readily available. In the absence of market quotations, the securities are valued based upon their fair value determined under procedures approved by the Board of Trustees. The Fund may make investments in an amount up to 15% of the value of the Fund's net assets in such securities. The date of acquisition and costs are set forth in parentheses after the title of each restricted security. On the date of acquisition there were no market quotations on similar securities and the above securities were valued at acquisition cost. At January 31, 1997, the fair value of these restricted securities was $7,679,059 (1.34% of the Fund's net assets).

(c) Effective yield (calculated at date of purchase) is the yield at which the bond accretes on an annual basis until maturity date.

(d) Non-income-producing security.

(e) Affiliated issuers are those in which the Fund's holdings of an issuer represents 5% or more of the outstanding voting securities of the issuer. The Fund has never owned enough of the outstanding voting securities of any issuer to have control (as defined in the Investment Company Act of 1940) of that issuer. At January 31, 1997, the fair value of these securities was $7,675,765 (1.34% of the Fund's net assets).

(f) The repurchase agreements are fully collateralized by U.S. Government and/or agency obligations based on market prices at January 31, 1997.

(g) Securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees.

See Notes to Financial Statements.

PAGE 14
--------------------------------------
Keystone High Income Bond Fund (B-4)


FINANCIAL HIGHLIGHTS
(For a share outstanding throughout each period)


                                                Six Months Ended
                                                January 31, 1997
----------------------------------------  ----------------------
                                                     (Unaudited)
Net asset value beginning of period               $         4.10
----------------------------------------          --------------
Income from investment operations
Net investment income                                      0.16
Net realized and unrealized gain (loss)
 on investments                                            0.16
----------------------------------------          --------------
Total from investment operations                           0.32
----------------------------------------          --------------
Less distributions from:
Net investment income                                     (0.17)
In excess of net investment income                         0.00
Tax basis return of capital                                0.00
----------------------------------------          --------------
Total distributions                                       (0.17)
----------------------------------------          --------------
Net asset value end of period                     $        4.25
----------------------------------------          --------------
Total return (a)                                           7.88%
Ratios/supplemental data
Ratios to average net assets:
 Total expenses                                            1.93%(b)(c)
 Net investment income                                     7.59%(c)
Portfolio turnover rate                                      52%
----------------------------------------          --------------
Net assets end of period (thousands)              $     574,471
----------------------------------------          --------------



                                                               Year Ended July 31,
                                                   1996        1995         1994      1993        1992
----------------------------------------       --------     -------     --------    -------    -------
Net asset value beginning of period            $   4.42     $  4.68     $  5.13     $  4.74    $  4.19
----------------------------------------       --------     -------     ---------   -------    -------
Income from investment operations
Net investment income                              0.32        0.38        0.38        0.45       0.49
Net realized and unrealized gain (loss)
 on investments                                   (0.27)      (0.15)      (0.38)       0.44       0.58
----------------------------------------       --------     -------     ---------   -------    -------
Total from investment operations                   0.05        0.23        0.00        0.89       1.07
----------------------------------------       --------     -------     ---------   -------    -------
Less distributions from:
Net investment income                             (0.31)      (0.37)      (0.38)      (0.45)     (0.50)
In excess of net investment income                (0.06)      (0.02)      (0.07)      (0.05)     (0.02)
Tax basis return of capital                        0.00       (0.10)       0.00        0.00       0.00
----------------------------------------       --------     -------     ---------   -------    -------
Total distributions                               (0.37)      (0.49)      (0.45)      (0.50)     (0.52)
----------------------------------------       --------     -------     ---------   -------    -------
Net asset value end of period                  $   4.10     $  4.42     $  4.68     $  5.13    $  4.74
----------------------------------------       --------     -------     ---------   -------    -------
Total return (a)                                   1.38%       5.66%      (0.41%)     20.28%     27.25%
Ratios/supplemental data
Ratios to average net assets:
 Total expenses                                    1.94%(b)    2.03%       1.84%       2.06%      2.17%
 Net investment income                             7.92%       8.64%       7.57%       9.30%     10.86%
Portfolio turnover rate                             116%        82%         110%        125%       94%
----------------------------------------       --------     -------     ---------   -------    -------
Net assets end of period (thousands)           $593,681    $764,965    $766,283    $972,164   $841,757
----------------------------------------       --------     -------     ---------   -------    -------

(a) Excluding applicable sales charges.

(b) The expense ratio includes indirectly paid expenses. Excluding indirectly paid expenses, the expense ratio would have been 1.92% (annualized) for the six months ended January 31, 1997 and 1.93% for the year ended July 31, 1996.

(c) Annualized.

See Notes to Financial Statements.

PAGE 15
--------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
January 31, 1997 (Unaudited)

Assets (Note 2)
 Investments at market value
  Unaffiliated issuers (identified cost--$560,835,630)      $ 549,970,007
  Affiliated issuers (identified cost--$8,344,350)              7,675,765
---------------------------------------------------------   -------------
   Total investments                                          557,645,772
---------------------------------------------------------   -------------
 Cash                                                               3,966
 Receivable for:
  Investments sold                                             13,163,368
  Interest                                                     12,111,784
  Fund shares sold                                                215,106
 Prepaid expenses and other assets                                471,442
---------------------------------------------------------   -------------
   Total assets                                               583,611,438
---------------------------------------------------------   -------------
Liabilities (Notes 2, 4 and 5)
 Payable for:
  Investments purchased                                         6,301,562
  Distributions to shareholders                                 1,547,469
  Fund shares redeemed                                            709,597
 Due to related parties                                           499,109
 Other accrued expenses                                            82,717
---------------------------------------------------------   -------------
   Total liabilities                                            9,140,454
---------------------------------------------------------   -------------
Net assets                                                  $ 574,470,984
=========================================================   =============
Net assets represented by
 Paid-in capital                                           $1,094,447,053
 Accumulated distributions in excess of net
  investment income                                            (2,361,464)
 Accumulated net realized loss on investments
  and foreign currency related transactions                  (506,080,397)
 Net unrealized depreciation on investments                   (11,534,208)
---------------------------------------------------------   -------------
   Total net assets                                         $ 574,470,984
=========================================================   =============
Net Asset Value per share (Note 2)
 Net asset value of $574,470,984 [divided by] 135,232,353
  outstanding shares of beneficial interest                         $4.25
=========================================================   =============


See Notes to Financial Statements.

STATEMENT OF OPERATIONS
Six Months Ended January 31, 1997 (Unaudited)

Investment income
 Interest:
  Unaffiliated issuers                                    $27,894,156
  Affiliated issuers                                          611,007
  Other income                                                228,063
--------------------------------------                    -----------
   Total income                                            28,733,226
--------------------------------------                    -----------
Expenses (Notes 4, 5 and 6)
 Distribution Plan expenses                $3,014,920
 Management fee                             1,703,672
 Transfer agent fees                          834,247
 Custodian fees                               149,606
 Accounting, auditing and legal                38,705
 Trustees' fees and expenses                   20,945
 Other                                         70,475
--------------------------------------     ----------
   Total expenses                           5,832,570
 Less: Expenses paid indirectly               (29,350)
--------------------------------------     ----------
  Net expenses                                              5,803,220
--------------------------------------                    -----------
 Net investment income                                     22,930,006
--------------------------------------                    -----------
Net realized and unrealized
 gain on investments (Note 3)
 Net realized loss on investments                            (826,722)
 Net change in unrealized
  appreciation (depreciation) on
  investments                                              22,640,430
--------------------------------------                    -----------
 Net realized and unrealized gain on
 investments                                               21,813,708
--------------------------------------                    -----------
 Net increase in net assets resulting
 from operations                                          $44,743,714
======================================                    ===========

PAGE 16
--------------------------------------

Keystone High Income Bond Fund (B-4)


STATEMENTS OF CHANGES IN NET ASSETS


                                                                          Six Months Ended       Year Ended
                                                                          January 31, 1996      July 31, 1996
                                                                          -------------------   ---------------
                                                                             (Unaudited)
Operations
 Net investment income                                                       $  22,930,006      $  53,347,924
 Net realized gain (loss) on investments and foreign currency related
  transactions                                                                    (826,722)        12,528,472
 Net change in unrealized appreciation (depreciation) on investments            22,640,430        (59,100,847)
----------------------------------------------------------------------       -------------      -------------
   Net increase in net assets resulting from operations                         44,743,714          6,775,549
----------------------------------------------------------------------       -------------      -------------
Distributions to shareholders from (Note 1)
 Net investment income                                                         (23,591,016)       (49,946,109)
 In excess of net investment income                                                      0         (9,344,299)
----------------------------------------------------------------------       -------------      -------------
   Total distributions to shareholders                                         (23,591,016)       (59,290,408)
----------------------------------------------------------------------       -------------      -------------
Capital share transactions (Note 2)
 Proceeds from shares sold                                                      83,660,074        162,907,187
 Payments for shares redeemed                                                 (137,460,832)      (315,113,110)
 Net asset value of shares issued in reinvestment of dividends and
  distributions                                                                 13,438,298         33,436,642
----------------------------------------------------------------------       -------------      -------------
   Net decrease in capital share transactions                                  (40,362,460)      (118,769,281)
----------------------------------------------------------------------       -------------      -------------
   Total decrease in net assets                                                (19,209,762)      (171,284,140)
----------------------------------------------------------------------       -------------      -------------
Net assets
 Beginning of period                                                           593,680,746        764,964,886
----------------------------------------------------------------------       -------------      -------------
 End of period [Including accumulated distributions in excess of net investment income as follows: 1997--($2,361,464)
  and 1996--($1,700,454)] (Note 1)                                           $ 574,470,984      $ 593,680,746
----------------------------------------------------------------------       -------------      -------------

See Notes to Financial Statements.

PAGE 17
--------------------------------------


NOTES TO FINANCIAL STATEMENTS
(Unaudited)

1. Significant Accounting Policies

Keystone High Income Bond Fund (B-4) (the "Fund") is a Pennsylvania common law trust for which Keystone Investment Management Company ("Keystone") is the Investment Adviser and Manager. Keystone was formerly a wholly-owned subsidiary of Keystone Investments, Inc. ("KII") and is currently a subsidiary of First Union Keystone, Inc. First Union Keystone, Inc. is a wholly-owned subsidiary of First Union National Bank of North Carolina which in turn is a wholly-owned subsidiary of First Union Corporation ("First Union"). The Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified, open-end investment company. The Fund's investment objective is to achieve the highest possible income by investing in high yielding securities.

     The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles, which require management to make estimates and assumptions that affect amounts reported herein. Although actual results could differ from these estimates, any such differences are expected to be immaterial to the net assets of the Fund.

A. Valuation of Securities

U.S. Government obligations held by the Fund are valued at the mean between the over-the-counter bid and asked prices as furnished by an independent pricing service. Listed corporate bonds, other fixed income securities, mortgage and other asset-backed securities, and other related securities are valued at prices provided by an independent pricing service. In determining value for normal institutional-size transactions, the pricing service uses methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Securities for which valuations are not available from an independent pricing service (including restricted securities) are valued at fair value as determined in good faith according to procedures established by the Board of Trustees.

     Short-term investments with remaining maturities of 60 days or less are carried at amortized cost, which approximates market value. Short-term securities with greater than 60 days to maturity are valued at market value.

B. Repurchase Agreements

Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with certain other Keystone funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are fully collateralized by U.S. Treasury and/or Federal Agency obligations.

     Securities pledged as collateral for repurchase agreements are held by the custodian on the Fund's behalf. The Fund monitors the adequacy of the collateral daily and will require the seller to provide additional collateral in the event the market value of the securities pledged falls below the carrying value of the repurchase agreement.

C. Foreign Currency

The books and records of the Fund are maintained in United States (U.S.) dollars. Foreign currency amounts are translated into United States dollars as follows: market value of investments, assets and liabilities at the daily rate of exchange; purchases and sales of investments, income and expenses at the rate of exchange prevailing on the respective dates of such transactions. Net unrealized foreign exchange gain (loss) resulting from changes in foreign currency exchange rates is a component of net unrealized appreciation (depreciation) on investments and foreign currency transactions.

PAGE 18
--------------------------------------
Keystone High Income Bond Fund (B-4)

Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amount actually received. The portion of foreign currency gains and losses related to fluctuations in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain (loss) on foreign currency transactions

D. Security Transactions and Investment Income

Securities transactions are accounted for no later than one business day after the trade date. Realized gains and losses are computed on the identified cost basis. Interest income is recorded on the accrual basis and includes amortization of discounts. Dividend income is recorded on the ex-dividend date.

E. Federal Income Taxes

The Fund has qualified and intends to qualify in the future as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). Thus, the Fund is relieved of any federal income tax liability by distributing all of its net taxable investment income and net taxable capital gains, if any, to its shareholders. The Fund also intends to avoid excise tax liability by making the required distributions under the Code. Accordingly, no provision for federal income taxes is required.

F. Distributions

The Fund distributes net investment income monthly and net capital gains, if any, at least annually. Distributions to shareholders are recorded at the close of business on the ex-dividend date.

     Income and capital gains distributions to shareholders are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to the expiration of capital loss carryovers.

2. Capital Share Transactions

The Fund's Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest with a par value of $1.00. Transactions in shares of the Fund were as follows:

                     Six months ended      Year ended
                     January 31, 1997     July 31, 1996
                   -------------------  ---------------
Shares sold              19,916,411         38,767,387
Shares redeemed         (32,686,436)       (74,982,398)
Shares issued in
 reinvestment of
 dividends and
 distributions            3,205,323          7,959,753
-----------------      ------------       ------------
Net decrease             (9,564,702)       (28,255,258)
-----------------      ------------       ------------
-----------------      ------------       ------------

3. Securities Transactions

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities and U.S. government securities) for the six months ended January 31, 1997 were $287,250,386 and $351,076,929, respectively.

     As of July 31, 1996, the Fund had a capital loss carryover for federal income tax purposes of approximately $501,090,000 which expires as follows:
$43,981,000--1997, $93,048,000--1998, $91,149,000--1999, $122,350,000--2000,
$44,605,000--2002 and $105,957,000--2003.

4. Distribution Plans

The Fund bears some of the costs of selling its shares under a Distribution Plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the Distribution Plan, the Fund pays its principal underwriter amounts which are calculated and paid monthly.

PAGE 19
--------------------------------------

     On December 11, 1996, the Fund entered into a principal underwriting agreement with Evergreen Keystone Distributor, Inc. (formerly, Evergreen Funds Distributor, Inc.) ("EKD"), a wholly-owned subsidiary of BISYS Group Inc. Prior to December 11, 1996, Evergreen Keystone Investment Services, Inc. (formerly, Keystone Investment Distributors Company) ("EKIS"), a wholly-owned subsidiary of Keystone, served as the Fund's principal underwriter.

     Under the Distribution Plan, the Fund pays a distribution fee which may not exceed 1.00% of the Fund's average daily net assets, of which 0.75% is used to pay distribution expenses and 0.25% may be used to pay shareholder service fees.

     The Distribution Plan may be terminated at any time by vote of the Independent Trustees or by vote of a majority of the outstanding voting shares. However, after the termination of the Distribution Plan, and subject to the discretion of the Independent Trustees, payments to EKIS and/or EKD may continue as compensation for services which had been earned while the Distribution Plan was in effect.

     EKD intends, but is not obligated, to continue to pay distribution costs that exceed the current annual payments from the Fund. EKD intends to seek full payment of such distribution costs from the Fund at such time in the future as, and to the extent that, payment thereof by the Fund would be within permitted limits.

     Total unpaid distribution costs at January 31, 1997 amounted to $3,644,570.

5. Investment Management Agreement and Other Affiliated Transactions

Under an investment advisory agreement dated December 11, 1996, Keystone serves as the Investment Adviser and Manager to the Fund. Keystone provides the Fund with investment advisory and management services. In return, Keystone is paid a management fee, computed and paid daily, at an annual rate of 2.00% of the Fund's gross investment income plus an amount determined by applying percentage rates starting at 0.50% and declining as net assets increase to 0.25% per annum, to the average daily net asset value of the Fund.

     Prior to December 11, 1996, Keystone Management, Inc. ("KMI"), a wholly-owned subsidiary of Keystone, served as Investment Manager to the Fund and provided investment management and administrative services. Under an investment advisory agreement between KMI and Keystone, Keystone served as the Investment Adviser and provided investment advisory and management services to the Fund. In return for its services, Keystone received an annual fee equal to 85% of the management fee received by KMI.

     During the six months ended January 31, 1997, the Fund paid or accrued $13,974 to Keystone for certain accounting services. The Fund paid or accrued $834,247 to Evergreen Keystone Service Company (formerly, Keystone Investor Resource Center, Inc.), a wholly-owned subsidiary of Keystone, for services rendered as the Fund's transfer and dividend disbursing agent.

     Officers of the Fund and affiliated Trustees receive no compensation directly from the Fund.

6. Expense Offset Arrangement

The Fund has entered into an expense offset arrangement with its custodian. For the six months ended January 31, 1997, the Fund incurred total custody fees of $149,606 and received a credit of $29,350 pursuant to this expense offset arrangement, resulting in a net custody expense of $120,256. The assets deposited with the custodian under this expense offset arrangement could have been invested in income-producing assets.

PAGE 20
--------------------------------------
Keystone High Income Bond Fund (B-4)


7. Subsequent Distribution to Shareholders

Distributions from net investment income of $.028 per share were declared payable by March 6, 1997 to shareholders of record on February 25, 1997. This distribution is not reflected in the accompanying financial statements.

PAGE 21
--------------------------------------
ADDITIONAL INFORMATION (Unaudited)


     Shareholders of the Fund considered and acted upon the proposals listed below at a special meeting of shareholders held Monday, December 9, 1996. In addition, beside each proposal are the results of that vote.

                                              Affirmative     Withheld
                                            --------------   -----------
1.      To elect the following Trustees:
        Frederick Amling                      88,203,225      2,803,431
        Laurence B. Ashkin                    88,106,990      2,899,666
        Charles A. Austin III                 88,180,572      2,826,083
        Foster Bam                            88,168,550      2,838,106
        George S. Bissell                     88,132,935      2,873,720
        Edwin D. Campbell                     88,179,049      2,827,606
        Charles F. Chapin                     88,196,593      2,810,062
        K. Dun Gifford                        88,198,636      2,808,019
        James S. Howell                       88,168,222      2,838,433
        Leroy Keith, Jr.                      88,208,456      2,798,199
        F. Ray Keyser, Jr.                    88,139,504      2,867,151
        Gerald M. McDonell                    88,194,797      2,811,859
        Thomas L. McVerry                     88,192,473      2,814,183
        William Walt Pettit                   88,206,512      2,800,144
        David M Richardson                    88,171,815      2,834,841
        Russell A. Salton, III M.D.           88,178,791      2,827,865
        Michael S. Scofield                   88,200,322      2,806,333
        Richard J. Shima                      88,162,459      2,844,196
        Andrew J. Simons                      88,195,228      2,811,427

2.      To approve an Investment Advisory and Management Agreement between the Fund and Keys
        Management Company.

                      Affirmative             85,400,357
                      Against                  1,738,774
                      Abstain                  3,867,525

PAGE 22
--------------------------------------------------------------------
Keystone High Income Bond Fund (B-4)


                              Keystone's Services
                                for Shareholders

     KEYSTONE AUTOMATED RESPONSE LINE (KARL)--Receive up-to-date account information on your balance, last transaction and recent Fund distribution. You may also process transactions such as investments, redemptions and exchanges using a touch-tone telephone as well as receive quotes on price, yield, and total return of your Keystone Fund. Call toll-free, 1-800-346-3858.

     EASY ACCESS TO INFORMATION ON YOUR ACCOUNT--Information about your Keystone account is available 24 hours a day through KARL. To speak with a Shareholder Services representative about your account, call toll-free 1-800-343-2898 between 8:00 A.M. and 6:00 P.M. Eastern time. Retirement Plan investors should call 1-800-247-4075.

     ADDITIONS TO YOUR ACCOUNT--You can buy additional shares for your account at any time, with no minimum additional investment.

     REINVESTMENT OF DISTRIBUTIONS--You can compound the return on your investment by automatically reinvesting your Fund's distributions at net asset value with no sales charge.

     EXCHANGE PRIVILEGE--You may move your money among funds in the same Keystone family quickly and easily for a nominal service fee. KARL gives you the added ability to move your money any time of day, any day of the week. Keystone offers a variety of funds with different investment objectives for your changing investment needs.

     ELECTRONIC FUNDS TRANSFER (EFT)--
Referred to as the "paper-less transaction," EFT allows you to take advantage of a variety of preauthorized account transactions, including automatic monthly investments and systematic monthly or quarterly withdrawals. EFT is a quick, safe and accurate way to move money between your bank account and your Keystone account.

     CHECK WRITING--Shareholders of Keystone Liquid Trust may exercise the check writing privilege to draw from their accounts.

     EASY REDEMPTION--KARL makes redemption services available to you 24 hours a day, every day of the year. The amount you receive may be more or less than your original account value depending on the value of fund shares at time of redemption.

     RETIREMENT PLANS--Keystone offers a full range of retirement plans, including IRA, SEP-IRA, profit sharing, money purchase, and defined contribution plans. For more information, please call Retirement Plan Services, toll-free at 1-800-247-4075.

     Keystone is committed to providing you with quality, responsive account service. We will do our best to assist you and your financial adviser in carrying out your investment plans.

                      THIS PAGE INTENTIONALLY LEFT BLANK

[Front Cover/Back Cover]

                            KEYSTONE FAMILY OF FUNDS

                                   [diamond]

                              Balanced Fund (K-1)
                          Diversified Bond Fund (B-2)
                         Growth aznd Income Fund (S-1)
                          High Income Bond Fund (B-4)
                            International Fund Inc.
                                  Liquid Trust
                           Mid-Cap Growth Fund (S-3)
                         Precious Metals Holdings, Inc.
                            Quality Bond Fund (B-1)
                        Small Company Growth Fund (S-4)
                          Strategic Growth Fund (K-2)
                                 Tax Free Fund

This report was prepared primarily for the information of the Fund's shareholders. It is authorized for distribution if preceded or accompanied by the Fund's current prospectus. The prospectus contains important information about the Fund including fees and expenses. Rreead it carefully before you invest or send money. For a free prospectus on other Evergreen Keystone funds, contact your financial adviser or call Evergreen Keystone.

                           [Evergreen Keystone Funds Logo]

                                  P.O. Box 2121
                        Boston, Massachusetts 02106-2121

B-4-R-3/97
47M                                                              [Recycle Logo}


                                    KEYSTONE

                                  HIGH INCOME
                                BOND FUND (B-4)

                           [Evergreen Keystone Funds Logo]

                               SEMIANNUAL REPORT
                                JANUARY 31, 1997